UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 20, 2010
__________________________

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  On May 26, 2009, the Company’s Board of Directors adopted Amendment 2009-1 (the “Amendment”) to the WorldGate Communications, Inc. 2003 Equity Incentive Plan (the “2003 Plan”), subject to stockholder approval.  On May 20, 2010, the Company’s stockholders approved the Amendment.  The Amendment to the 2003 Plan: (i) increased the total number of shares authorized for issuance or transfer under the 2003 Plan by 15,674,960 shares of Common Stock, so that the total number of shares authorized and reserved for issuance or transfer under the 2003 Plan was 26,500,000 shares of common stock; (ii) changed the limit on the maximum number of shares of common stock subject to options that could be awarded to any eligible individual under the 2003 Plan from 1,000,000 to 2,000,000 shares per calendar year, subject to adjustments for changes in the Company’s capital structure; (iii) rounded down to the nearest whole number any fractional shares resulting from adjustments due to changes in the Company’s capital structure under the 2003 Plan; and (iv) required that all options be issued at an exercise price per share no less than one hundred percent of the fair market value of a share of common stock on the date of grant of the option.  The 2003 Plan was terminated (except for outstanding awards) upon the approval of the adoption of the 2010 Plan (as described below) by the stockholders.  The foregoing description is qualified in its entirety by reference to the full text of the 2003 Plan, as amended by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

(b)  On May 20, 2010, the Company’s stockholders approved the adoption of the WorldGate Communications, Inc. 2010 Stock Incentive Plan (the “2010 Plan”).  The 2010 Plan authorizes the Board of Directors or the Compensation Committee to provide equity-based compensation in the form of stock options and restricted stock awards to our directors, officers, other employees and consultants.  Total awards under the 2010 Plan are limited to 12,000,000 shares of common stock plus any shares relating to awards that expire or are forfeited or cancelled under the 2010 Plan.  The foregoing description is qualified in its entirety by reference to the full text of the 2010 Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2010, the Board of Directors approved the Company’s Second Amended and Restated Bylaws.  A copy of the Second Amended and Restated Bylaws is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 20, 2010, the Board of Directors adopted the Code of Business Conduct and Ethics, which replaces and substantially elaborates on the Company’s prior Code of Business Conduct and Ethics.  The Code of Business Conduct and Ethics addresses among other things, honest and candid conduct, conflicts of interest, disclosure, compliance with laws, corporate opportunities and use of company assets, confidentiality, fair dealing, and reporting and accountability.  A copy of the Code of Business Conduct and Ethics is filed as Exhibit 14.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on May 20, 2010 in Princeton, New Jersey.  As of March 24, 2010, the record date for the Annual Meeting, there were 338,627,636 shares of common stock issued and outstanding.  There were present, in person and by proxy, 274,915,013 holders of common stock entitled to vote at the Annual Meeting.  The following is a summary of the matters voted on at the meeting:

(a)  Stockholders approved the election of seven directors for a one-year term expiring at the 2011 annual meeting of the Company’s stockholders, as follows:

Nominee	For Votes	Withheld Votes	Broker Non-Votes
Robert Stevanovski	225,044,856	1,585,894	48,284,246
Geoffrey Boyd	225,386,674	1,244,076	48,284,246
Anthony Cassara	224,988,943	1,641,807	48,284,246
Brian Fink	225,375,918	1,254,832	48,284,246
Richard Nespola	225,368,265	1,262,485	48,284,246
Gregory Provenzano	224,996,472	1,634,278	48,284,246
David Stevanovski	225,103,142	1,527,608	48,284,246

(b)  Stockholders approved the adoption of the Amendment 2009-1 to the WorldGate Communications, Inc. 2003 Equity Incentive Plan, as follows:

For	Against	Abstain	Broker Non-Votes
224,612,322	1,694,229	324,199	48,284,246

(c)  Stockholders approved the adoption of the WorldGate Communications, Inc. 2010 Stock Incentive Plan, as follows:

For	Against	Abstain	Broker Non-Votes
224,444,568	1,889,883	296,299	48,284,246

(d)  Shareholders approved the Third Amended and Restated Certificate of Incorporation of WorldGate Communications, Inc. to effect a reverse stock split of our issued and outstanding Common Stock by a ratio of between one-for-five and one-for-twenty five shares, at the discretion of the Board of Directors of the Company, and to reduce the number of authorized shares of our common stock and preferred stock by the same ratio, as follows:

For	Against	Abstain	Broker Non-Votes
264,368,071	10,358,242	188,683	0

(e)  Stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010, as follows:

For	Against	Abstain
273,933,701	687,871	292,909

Item 7.01	Regulation FD Disclosure.

The Company expects to hold its next investor conference call after public release of its financial results for the quarter ending June 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.2	Second Amended and Restated Bylaws of WorldGate Communications, Inc.

10.1	WorldGate Communications, Inc. 2003 Equity Incentive Plan, as amended

10.2	WorldGate Communications, Inc. 2010 Stock Incentive Plan

14.1	WorldGate Communications, Inc. Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: May 25, 2010	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Senior Vice President, Legal and Regulatory, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.2	Second Amended and Restated Bylaws of WorldGate Communications, Inc.

10.1	WorldGate Communications, Inc. 2003 Equity Incentive Plan, as amended

10.2	WorldGate Communications, Inc. 2010 Stock Incentive Plan

14.1	WorldGate Communications, Inc. Code of Business Conduct and Ethics